SUPPLEMENT DATED OCTOBER 31, 2019

TO THE INVESTOR CLASS PROSPECTUS OF

MATTHEWS ASIA FUNDS

DATED APRIL 30, 2019, AS SUPPLEMENTED

For all existing and prospective shareholders of the following Funds:

Matthews Emerging Asia Fund—Investor Class (MEASX):

Matthews Asia Small Companies Fund—Investor Class (MSMLX):

Matthews China Small Companies Fund—Investor Class (MCSMX):

The Board of Trustees for these Funds has approved removing the 2.00% redemption fee described in the prospectus, effective November 1, 2019. Accordingly, existing and prospective shareholders of these Funds should note the following changes to the prospectus:

In the “FUND SUMMARY” for each of the above-named Funds, the line item in the table entitled “SHAREHOLDER FEES” providing for a redemption fee of 2.00% is hereby removed with respect to the Fund.

Under the heading “Market Timing and Other Short-Term Trading Risk” on page 84, the sentence referring to “short-term redemption fees” is hereby deleted. Similarly, the references to redemption fees under “Exchanging Shares” on page 95 and under “Market Timing Activities and Redemption Fees” on pages 96 to 98 are hereby deleted.

Please retain this Supplement with your records.